UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011 (October 31, 2011)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2011, NTELOS Holdings Corp. (“NTELOS”) announced a distribution date of October 31, 2011 (the “Distribution Date”), for the spin-off of all of the issued and outstanding shares of common stock of Lumos Networks Corp. (“Lumos Networks”), NTELOS’s wireline operations (the “Separation”). Prior to and in connection with the Separation, following the market close on October 31, 2011, NTELOS effectuated a 1-for-2 reverse stock split (the “Reverse Stock Split”) of its shares of Common Stock, $0.01 par value per share (the “Common Stock”). The spin-off of Lumos Networks was in the form of a tax-free stock distribution to NTELOS stockholders of record as of the close of business on October 24, 2011 (the “Record Date”). On October 31, 2011, NTELOS distributed one share of Lumos Networks common stock for every share of its Common Stock outstanding, on a post-Reverse Stock Split basis (the “Distribution”).

In connection with the above, on October 31, 2011, NTELOS entered into a Separation and Distribution Agreement with Lumos Networks dated as of October 31, 2011 (the “Separation Agreement”). In addition to the Separation Agreement, NTELOS and Lumos Networks entered into certain ancillary agreements, including an Employee Matters Agreement (the “Employee Matters Agreement”) and a Tax Matters Agreement (the “Tax Matters Agreement”), each dated as of October 31, 2011. Set forth below is a description of each of these agreements, forms of which were filed as exhibits to the Registration Statement on Form 10 of Lumos Networks previously filed with the Securities and Exchange Commission (the “SEC”).

The Separation Agreement

The Separation Agreement provides, among other things, that, subject to the terms and conditions contained in the Separation Agreement and before the Distribution,

•	NTELOS must contribute to Lumos Networks the subsidiaries that comprise the NTELOS local and competitive telecommunications divisions;

•

Lumos Networks must enter into a senior secured credit facility with certain financial institutions to finance the expected cash transfer to NTELOS and to provide a revolving credit arrangement to satisfy other financing needs;

•

Lumos Networks must transfer to NTELOS shares of its common stock and additionally, in connection with, and as a further condition to, the Separation Lumos Networks must pay $315 million to NTELOS (i) to settle the intercompany debt owed to NTELOS Inc. and (ii) to fund a mandatory repayment on NTELOS’s credit facility resulting from the Separation with the balance;

•

NTELOS must assign or cause to be assigned, and Lumos Networks must assume or cause to be assumed, certain contracts relating to the business of Lumos Networks and Lumos Networks must assign or cause to be assigned, and NTELOS must assume or cause to be assumed, certain contracts relating to its business; and

•	NTELOS must transfer and Lumos Networks must accept or assume certain assets and liabilities relating to Lumos Networks’ business.

The Separation Agreement provides that, as a condition to effectiveness, NTELOS receive an opinion from counsel as to the tax-free effect of the Distribution.

Employee Matters Agreement

Under the Employee Matters Agreement, the employees of Lumos Networks immediately following the Distribution must, as a general rule, continue to participate in employee benefit plans, which provide substantially comparable benefits as those provided to those employees under NTELOS’s employee benefit plans before the Distribution, and the Employee Matter Agreement provides (where, and to the extent, appropriate) for the transfer of assets and liabilities from those NTELOS employee benefit plans to Lumos Networks’ corresponding employee benefit plans.

The Employee Matters Agreement also provides rules (where appropriate) for granting credit under Lumos Networks’ plan for service credited under the corresponding NTELOS plan, for granting credit under Lumos Networks’ plan for contributions made under the corresponding NTELOS plan and for granting credit under Lumos Networks’ group health plan for co-payments made and deductible requirements satisfied under the corresponding NTELOS group health plan.

The Employee Matters Agreement also provides rules for converting options granted under NTELOS’s equity compensation programs to purchase NTELOS common stock which are held by Lumos Networks’ employees into options to purchase our common stock and rules for the issuance of Lumos Networks’ restricted stock awards to holders of NTELOS restricted stock issued under NTELOS’s equity compensation programs.

The Employee Matters Agreement also addresses certain other matters, such as responsibility for COBRA coverage and treatment of workers’ compensation claims. The indemnification provisions of the Separation Agreement apply to the Employee Matters Agreement.

Tax Matters Agreement

The Tax Matters Agreement governs both parties’ rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, non-income taxes and related tax returns. In general, under the Tax Matters Agreement:

•

NTELOS will be responsible for any U.S. federal income taxes of the NTELOS group. With respect to any periods beginning after the Distribution, Lumos Networks will be responsible for any U.S. federal income taxes of Lumos Networks or its subsidiaries.

•

NTELOS will be responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary or other joint return that includes NTELOS or any member of the NTELOS group and us or any member of the Lumos Networks group. NTELOS will be responsible for any U.S. state or local income taxes reportable on returns that include only members of the NTELOS group (excluding us and members of the Lumos Networks group), and Lumos Network will be responsible for any U.S. state or local income taxes filed on returns that include only us or the Lumos Networks group.

•	Lumos Networks and NTELOS will each be responsible for any non-income taxes attributable to each company and its respective group for all periods.

The Tax Matters Agreement imposes certain restrictions on Lumos Networks’ ability to pursue strategic or other transactions that may maximize the value of the business of Lumos Networks. The Tax Matters Agreement provides special rules allocating tax liabilities in the event that the Distribution, together with certain related transactions, was not tax-free.

The Tax Matters Agreement also addresses certain other matters, such as the assistance and cooperation of the parties, the reimbursement of certain tax payments and the resolution of disputes arising under the Tax Matters Agreement.

The descriptions of the Separation Agreement, the Employee Matters Agreement and the Tax Matters Agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, the Separation was completed on October 31, 2011 pursuant to the Separation Agreement. Lumos Networks is now an independent public company trading under the symbol “LMOS” on The NASDAQ Stock Market LLC. On November 1, 2011, NTELOS issued a press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.1.

As described in Item 1.01, in connection with the Separation, Lumos Networks paid $315 million to NTELOS (i) to settle with cash the intercompany debt owed to NTELOS as of the Distribution Date and (ii) to fund a mandatory repayment on NTELOS’s credit facility in the amount of $283 million that was triggered by the Separation.

Because the Separation occurred after September 30, 2011, NTELOS will report Lumos Networks’ results of operations, including previously reported results and corporate expenses directly related to the Separation, within discontinued operations in its annual financial statements for 2011 to be filed with the SEC on its Annual Report on Form 10-K for the year ended December 31, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

As previously announced and in connection with the Separation, each of Robert E. Guth, Julia B. North and Jerry E. Vaughn resigned as members of the Board of Directors of NTELOS effective October 31, 2011 to become members of the Board of Directors of Lumos Networks.

On October 28, 2011, the Board of Directors of NTELOS, upon a recommendation of the Nominating and Corporate Governance Committee, elected Rodney D. Dir, Jerry Elliott and Ellen O’Connor Vos to fill the vacancies existing on the Board of Directors caused by the resignation of Ms. North and Messrs. Guth and Vaughn and to serve until the 2012 Annual Meeting of the Stockholders or until their successors are duly elected and qualified. Messrs. Dir and Elliott will serve on NTELOS’s Nominating and Corporate Governance Committee, with Mr. Elliott as its chairperson. Mr. Elliott also will serve on NTELOS’s Audit Committee.

Mr. Dir, age 53, is currently the President and Chief Executive Officer of Spectrum Bridge, Inc., a wireless spectrum management company, a position he has held since May 2011. From 2007 to 2011, he served as the Chief Operating Officer of Firethorn Holdings, Inc., a privately-held company and provider of mobile banking and mobile commerce services, which was acquired by Qualcomm Incorporated as a wholly-owned subsidiary in November 2007. From 2005 to 2007, he served as the Chief Operating Officer of Cincinnati Bell, Inc., a publicly-traded company and provider of telecommunication services.

Mr. Elliott, age 52, is currently the owner of Jerry Elliott Interests, LLC, a provider of strategic capital to select businesses. From 2009 to 2011 he served as Chief Financial Officer and Chief Administrative Officer of The Weather Channel, a digital media and cable network. In 2009, he served as the Chief Financial Officer of Virgin Media, a provider of wireless, cable high speed cable and wireline communication services in the United Kingdom. In 2008 he served as Chief Operating Officer and Chief Financial Officer of Cengage Learning, Inc., a digital and print provider of higher education materials. From 2006 to 2007, Mr. Elliott served as the President and Chief Executive Officer of Global Signal, Inc., the owner, lessor and manager of communication towers and other communications sites. In 2006, Mr. Elliott served as President and Board member of Frontier Communications, a publicly-traded provider of communication services.

Ms. Vos, age 55, is currently, and has been since 1989, the Chief Executive Officer of Grey Healthcare Group, a healthcare advertising and communications company and has been its President and Chief Executive Officer since 1994. Previously, she has held officer positions with Phase Five Communications, a medical education firm, of which she was also the founder, and with Pfizer Inc.

Ms. Vos and Messrs. Dir and Elliott do not have any relationships with NTELOS that would require disclosure pursuant to Item 404(a) of SEC Regulation S-K. Ms. Vos and Messrs. Dir and Elliott do not have a direct or indirect material interest in any existing or currently proposed transaction to which NTELOS is or may become a party.

On November 1, 2011, NTELOS issued a press release announcing the election of Ms. Vos and Messrs. Dir and Elliot. A copy of the press release is attached hereto as Exhibit 99.1.

Departure of Officers

As described in the Registration Statement on Form 10 filed by Lumos Networks with the SEC, in connection with the Separation, each of Michael B. Moneymaker, Frank L. Berry and Mary McDermott have become executive officers of Lumos Networks and will no longer be executive officers of NTELOS.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

NTELOS filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, which became effective at 11:50 p.m. on October 31, 2011, to effect the Reverse Stock Split, which was approved by NTELOS’s stockholders in May 2011. A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of NTELOS Holdings Corp. for the six months ended June 30, 2011 and the year ended December 31, 2010, and unaudited pro forma consolidated balance sheet of NTELOS Holdings Corp. dated as of June 30, 2011 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1*	Separation and Distribution Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NTELOS Holdings Corp., effective October 31, 2011, as filed with the Secretary of State of the State of Delaware

10.1	Employee Matters Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

10.2	Tax Matters Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

99.1	Press release issued by NTELOS Holdings Corp. dated November 1, 2011

99.2	Unaudited pro forma consolidated statements of operations of NTELOS Holdings Corp. for the six months ended June 30, 2011 and the year ended December 31, 2010, and unaudited pro forma consolidated balance sheet of NTELOS Holdings Corp. dated as of June 30, 2011

*	NTELOS has omitted from Exhibit 2.1 certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, and agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil

Brian J. O’Neil
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Separation and Distribution Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NTELOS Holdings Corp., effective October 31, 2011, as filed with the Secretary of State of the State of Delaware

10.1	Employee Matters Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

10.2	Tax Matters Agreement by and between NTELOS Holdings Corp. and Lumos Networks Corp., dated as of October 31, 2011

99.1	Press release issued by NTELOS Holdings Corp. dated November 1, 2011

99.2	Unaudited pro forma consolidated statements of operations of NTELOS Holdings Corp. for the six months ended June 30, 2011 and the year ended December 31, 2010, and unaudited pro forma consolidated balance sheet of NTELOS Holdings Corp. dated as of June 30, 2011

*	NTELOS has omitted from Exhibit 2.1 certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, and agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.